                                                                   EXHIBIT 10.23

                        FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this Amendment) is executed as of February 15/th/, 2000, by 114 MILLENNIUM, LTD., a Texas limited partnership (Landlord), and DATA RETURN CORPORATION, a Texas corporation (Tenant).

                                  BACKGROUND:
                                  ----------

A. Landlord and Tenant entered into an Office Lease dated as of November 15, 1999 (the Lease), covering approximately 68,765 Rentable Square Feet (RSF) (the Leased Premises) located on the 2/nd/ and 3/rd/ floors of the East Tower, and the 3/rd/ and 4/th/ floors of the North Tower, of Millennium Center, 222 West Las Colinas Boulevard, Irving, Texas 75039.

B. Landlord and Tenant want to amend the Lease to, among other things, expand the Leased Premises to add approximately 42,288 RSF on the 5/th/ and 6/th/ floors of the North Tower.

                                  AGREEMENT:
                                  ---------

Landlord and Tenant agree as follows:

1.   Capitalized Terms.  All capitalized terms used but not otherwise defined in
     -----------------
     this Amendment have the same meanings as in the Lease.

2.   Amendments to Lease.  The Lease is amended as follows:
     -------------------

     (a)  Leased Premises.  The Leased Premises specified in Paragraph 1 of the
          ---------------
          Lease are expanded from approximately 68,765 RSF to approximately 111,053 RSF by the addition of Suite 500N (approximately 21,121 RSF) on the 5/th/ floor of the North Tower, and Suite 600N (approximately 21,167 RSF) on the 6/th/ floor of the North Tower--see Exhibit J-1
                                                                 -----------
          attached to this Amendment. Suites 500N and 600N are shown on Exhibit
                                                                        -------
          A-1 attached to this Amendment.  All references to Exhibit A in the
          ---                                                ---------
          Lease are deemed hereafter to refer also to Exhibit A-1 attached to
                                                      -----------
          this Amendment.

     (b)  Minimum Rent.  Exhibit J attached to the Lease is replaced with
          ------------   ---------
          Exhibit J-1 attached to this Amendment, and all references to Exhibit
          -----------                                                   -------
          J in the  Lease are deemed to refer hereafter to Exhibit J-1 attached
          -                                                -----------
          to this Amendment. All other provisions of the Lease regarding Minimum Rent remain unchanged.

     (c)  Rent Payments.  Upon execution of this Amendment, Tenant shall pay
          -------------
          Landlord $79,290.00, which will be credited, along with the $128,934.38 referred to in the first line of Paragraph 5(a) of the Lease, against installments of Minimum Rent shown in Exhibit J-1. The
                                                               -----------
          second sentence in Paragraph 5(a) of the Lease is amended to provide that the "aggregate credit" stated therein is $208,224.38, and the "advance payment" referred to in the third sentence of Paragraph 5(a) is deemed to include the additional advance payment under this Paragraph 2(c).

     (d)  Security Deposit.  Upon execution of this Amendment, Tenant shall pay
          ----------------
          Landlord $82,814.00, which will increase the Security Deposit specified in Paragraph 1 of the Lease from $134,664.79 to $217,478.79. All other provisions of the Lease regarding the Security Deposit remain unchanged.

     (e)  Parking.  Paragraph 53(a)(3) of the Lease is amended to provide that
          -------
          Tenant may elect to convert up to 20, rather than 10, free unreserved parking access cards to reserved parking access cards. All other provisions of the Lease regarding parking remain unchanged.

     (f)  Option to Expand the Leased Premises.  Paragraph 55(b) of the Lease is
          ------------------------------------
          amended to provide that, if the Leased Premises is expanded as therein provided, then the Leased Premises will thereafter consist of approximately 133,716 RSF, and Tenant's pro rata share of Total Electricity Costs will increase to 16.01%.

     (g)  Option to Extend Term for the Original Leased Premises.  The Original
          ------------------------------------------------------
          Leased Premises as defined in Paragraph 56 of the Lease is amended to include Suites 500N and 600N and, if Tenant has exercised the right of first notice option set forth in Paragraph 60, the First Notice Space.

     (h)  Right of First Notice.  Paragraph 60 of the Lease is amended as
          ---------------------
          follows:

          (i) The First Notice Space specified in Paragraph 60(a) is changed to Suite 325N (approximately 7,497 RSF), located in the North Tower. Exhibit H attached to the Lease is replaced with Exhibit
                        ---------                                        -------
                 H-1 attached to this Amendment, and all references to Exhibit H
                 ---                                                   ---------
                 in the Lease are deemed to refer hereafter to Exhibit H-1
                                                               -----------
                 attached to this Amendment.

          (ii) The last sentence in Paragraph 60(a) is amended to state, "Landlord's notice must specify the First Notice Rate (defined below)."

          (iii) Paragraph 60(d) is amended and restated in its entirety as follows:

                 (d) If Tenant timely delivers a Response Notice electing to lease all of the First Notice Space, then Tenant's lease of the First Notice Space commences on the 61/st/ day after the day Landlord delivers the First Notice Space to Tenant and is on the same terms as this Lease except that the Rent and other applicable terms for the First Notice Space adjust based on the First Notice Rate (defined below). Landlord shall prepare and deliver to Tenant an appropriate amendment to this Lease adding the First Notice Space to the Leased Premises upon the terms specified in this Paragraph 60, Tenant will execute and deliver the amendment to Landlord within 10 days after Tenant's receipt of the amendment, and Landlord will deliver to Tenant a counterpart of the amendment executed by Landlord.

          (iv)   Paragraph 60(g) is deleted in its entirety.

     (j)  Tenant Finish Construction.  Exhibit F attached to the Lease is
          --------------------------   ---------
          amended as follows:

          (i) The 5/th/ paragraph in Paragraph A and the 6/th/ paragraph in Paragraph B are amended to include Suites 500N and 600N.

          (ii) The Work Allowance set forth in the fifth paragraph of Paragraph B is increased by $444,024.00, to $1,166,056.50 ($10.50 per RSF).

          (iii) Paragraph C is amended to provide that Landlord shall also cause the Core Area Compliance Work to be performed on the 5/th/ and 6/th/ floors of the North Tower.

3.   Brokerage; Mutual Indemnities.
     -----------------------------

     (a) Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment other than Landlord's Broker and Tenant's Broker (collectively, Brokers). Tenant shall indemnify, defend, and hold Landlord harmless against all costs, expenses, legal fees, or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming by, through, or under Tenant with respect to this Amendment.

     (b) Landlord warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment other than Brokers. Landlord will indemnify, defend, and hold Tenant harmless against all costs, expenses, legal fees, or other liability for commissions or other compensation or charges claimed by any broker or agent, including Brokers, claiming by, through or under Landlord with respect to this Amendment.

     (c) Any brokerage commissions payable to Brokers are payable by Landlord pursuant to the terms of separate agreements between Landlord and Brokers.

4.   No Offsets.  Tenant represents to Landlord that to the best of Tenant's
     ----------
     knowledge, as of the date of this Amendment, Tenant has no defenses to or offsets against the full and timely payment and performance of each and every covenant and obligation required to be performed by Tenant under the terms of the Lease.

5.   Conflicts.  The terms of this Amendment prevail if there is a conflict with
     ---------
     the terms of the Lease.

6.   Headings.  The headings or captions of the paragraphs in this Amendment are
     --------
     for convenience only and do not and may not be implied to limit or expand the construction and intent of the contents of the respective paragraph.

7.   Binding Effect.  This Amendment is binding upon and inures to the benefit
     --------------
     of the parties and their respective successors and assigns (but this reference to assigns is not a consent to an assignment by Tenant).

8.   Counterparts; Facsimile Signatures. This Amendment may be executed in two
     ----------------------------------
     or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument. Facsimile signatures are binding on the party providing them.

9.   Exhibits.  Each exhibit attached to this Amendment is incorporated herein
     --------
     for all purposes.

10.  Ratification.  The Lease, as amended and modified by this Amendment, is
     ------------
     ratified and confirmed by the parties and remains in full force and effect.


                          [Signatures on next page.]

     EXECUTED as of the date first above written.

                         LANDLORD:


                         114 MILLENNIUM, LTD.,
                         a Texas limited partnership

                         By:  T114 Properties, Inc.,
                              a Delaware corporation, its general partner



                              By:  /s/ Leonard Balducci
                                   --------------------------
                              Name:  Leonard Balducci
                                     ------------------------
                              Title:  Associate Director
                                      -----------------------


                         TENANT:

                         DATA RETURN CORPORATION,
                         a Texas corporation


                         By:  /s/ Stuart Walker
                              ------------------------------
                              Name: Stuart Walker
                                    ------------------------
                              Title:   VP CFO
                                      ----------------------